                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)                      22-Dec-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing
Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities,
(Series 1997-1)

                            TMS Auto Holdings, Inc.

--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)

Delaware
New Jersey                     333-14075-02                  91-181-5414
----------                     ------------                  -----------

State or other           (Commission                      (IRS Employer
jurisdiction of          File Number)                     ID Number)
incorporation)

2840  Morris  Avenue,     Union,  New  Jersey                       07083
----------------------------------------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                                         908-686-2000
                                                             ---------------



                                      n/a
-----------------------------------------------------------------------------
(Former name or former address, if changed since last report)

        Item 5           Other Events
                         -----------------------------

Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of 22-Dec-97

        Item 7           Financial Statements and Exhibits
                         ---------------------------------


        The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               THE MONEY STORE AUTO TRUST
                                               ASSET BACKED SECURITIES, 1997-I


                                               By /S/ James K. Ransom
                                               ---------------------------------
                                                James K. Ransom
                                                 Vice President



Dated:     12/31/97

                       THE MONEY STORE AUTO TRUST 1997-1
                      6.83%  ASSET  BACKED  CERTIFICATES
                          CERTIFICATEHOLDER STATEMENT

IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
AGREEMENT DATED AS  OF  FEBRUARY 28, 1997, THE MONEY STORE AUTO
FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
TO SERIES 1997 - 1 FOR THE DECEMBER 15, 1997 DETERMINATION DATE


DISTRIBUTION DATE             12/22/97                 MONTHLY PERIOD                   NOV-97

A.    INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

      I.    CERTIFICATES

                   (a)  The aggregate amount of the distribution to
                          Certificateholders                                                                     14,798.33

                   (b)  The amount of the distribution set forth in  A. 1. (a) above in
                           respect of interest on the Certificates                                               14,798.33

                   (c)  The amount of the distribution set forth in  A. 1. (a) above in
                           respect of principal on the Certificates                                                   0.00

                   (d)  The amount of the distribution in A.1. (a) payable
                           pursuant to a claim on the Certificate Policy                                              0.00

                   (e)   The remaining outstanding balance available to
                           be drawn under the Certificate Policy                                                 14,798.33

                   (f)  The amount of the distribution set forth in paragraph
                         A.1. (a) above per $1,000 interest in the Certificates                                  5.6916654

                   (g)   The amount of the distribution set forth in paragraph
                           A.1. (b) above per $1,000 interest in the Certificates                                5.6916654

                   (h)  The amount of the distribution set forth in paragraph
                          A.1. (c) above per $1,000 interest in the Certificates                                 0.0000000

                   (i)  The amount of the distribution set forth in paragraph
                         A.1. (d) above per $1,000 interest in the Certificates                                  0.0000000


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

      I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

                   (a)  The Pool Balance as of the close of business
                           on the last day of the Monthly Period                                             97,395,201.41

                   (b)    The Certificate Principal Balance after giving effect
                          to payments allocated to principal as set forth in
                          Paragraph A.1. (c)                                                                  2,600,000.00

                   (c) The Certificate Factor after giving affect to the
                          payments set forth in paragraph A.1. (c)                                               1.0000000

                   (d)  The amount of aggregate Realized Losses for the
                          second preceding Month Period                                                       3,519,540.68

                   (e) The aggregate Purchase Amount for all Receivables that
                          were repurchased in the Monthly Period                                                      0.00


2.    SERVICING FEE

              (a)  The aggregate amount of the Servicing Fee paid to the
                      Servicer with respect to the preceding Monthly Period                                     117,244.51


3.    PAYMENT SHORTFALLS

              (a)     The amount of the Certificateholders' Interest Carryover
                      Shortfall after giving effect to the payments set forth in
                      Paragraph A. 1. (b) above                                                                       0.00
              (b)     The amount of the Certificateholder's Interest Carryover
                      Shortfall set forth in paragraph B.3. (a) above per $1,000
                      interest with respect to the Certificate:                                                  0.0000000
              (c)     The amount of the Certificateholders' Principal Carryover
                      Shortfall after giving effect to the payments set forth in
                      Paragraph A.1. (b) above                                                                        0.00
              (d)     The amount of the Certificateholders' Principal Carryover Shortfall
                      set forth in paragraph B.3. (a) above per $1,000 interest with
                      respect to the Certificate:                                                                     0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

              (a)    Aggregate amount on deposit in the Prefunding Account on
                     such Distribution Date after giving effect to all
                     withdrawals
                     therefrom on such Distribution Date                                                              0.00

              (b)    Aggregate amount on deposit in the Capitalized Interest
                     Account on such Distribution Date after giving effect to
                     all withdrawals
                     therefrom on such Distribution Date                                                              0.00

              (c)    Aggregate amount on deposit in the Pre-Funding Account on
                     the final Subsequent Transfer Date after giving effect to
                     all withdrawals
                     therefrom on such Distribution Date                                                              0.00

              (d)    The amount set forth in paragraph B.4. (a) per $1,000 interest in
                     the Certificates:                                                                           0.0000000

              (e)    The amount set forth in paragraph B.4. (b) to be distributed to
                     Certificateholders per $1,000 interest in the Certificates:                                 0.0000000

              (f)    The amount set forth in paragraph B.4. (c) to be distributed to
                     Certificateholders per $1,000 interest in the Certificates:                                 0.0000000

5.            (a)    The aggregate amount of collections by the Servicer during the
                     preceding Monthly Period                                                                 4,453,721.13

              (b)    The aggregate amount which was received by the Trust from the
                     Servicer during the preceding Monthly Period                                             4,453,721.13

              (c)    The aggregate amount of reimbursements to the Security
                     Insurer during the preceding Monthly Period                                                      0.00

              (d)    The amount of Receivables that are delinquent for over:
                     30 days                                                                                  9,397,143.51
                     60 days                                                                                  3,198,002.76
                     90 days                                                                                  1,448,014.16



                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying
Certificateholder Statement.

              THE  MONEY  STORE  AUTO  FINANCE  INC.

              BY: \s\ Harry Puglisi
                 ---------------------------
                           HARRY  PUGLISI
                           TREASURER





                                      (3)

                       THE MONEY STORE AUTO TRUST 1997-1
                CLASS A-1  6.19% MONEY STORE ASSET BACKED NOTES
                      CLASS A-2 6.64% ASSET BACKED NOTES

         IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS
            OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1997 - 1 FOR THE DECEMBER 15, 1997 DETERMINATION DATE


                        DISTRIBUTION DATE            12/22/97                  MONTHLY PERIOD                 NOV-97
A.            INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

              I.    NOTES

                           (a)    The aggregate amount of the distribution with
                                  respect to:
                                         Class A-1 Notes                                                   4,119,629.81
                                         Class A-2 Notes                                                     201,413.33

                           (b)    The amount of the distribution set forth in
                                  paragraph A. 1. (a) above in respect of
                                  interest on:
                                         Class A-1 Notes                                                     320,817.45
                                         Class A-2 Notes                                                     201,413.33

                           (c)    The amount of the distribution set forth in
                                  paragraph A. 1. (a) above in respect of
                                  principal of:
                                         Class A-1 Notes                                                   3,798,812.36
                                         Class A-2 Notes                                                           0.00

                           (d)    The amount of the distribution in A. 1. (a)
                                  payable pursuant to a claim on the Note Policy
                                  with respect to:
                                         Class A-1 Notes                                                           0.00
                                         Class A-2 Notes                                                           0.00

                           (e) The remaining outstanding balance available to be
                               drawn under the Note Policy                                                 4,321,043.14

                           (f)   The amount of the distribution set forth in
                                 paragraph A. 1. (a) above per $1,000 interest
                                 in:
                                         Class A-1 Notes                                                     45.2706573
                                         Class A-2 Notes                                                      5.5333332

                           (g)    The amount of the distribution set forth in
                                  paragraph A. 1. (b) above per $1,000 interest
                                  in:
                                         Class A-1 Notes                                                      3.5254665
                                         Class A-2 Notes                                                      5.5333332

                           (h)    The amount of the distribution set forth in
                                  paragraph A. 1. (c) above per $1,000 interest
                                  in:
                                         Class A-1 Notes                                                     41.7451908
                                         Class A-2 Notes                                                      0.0000000

                           (i)   The amount of the distribution set forth in
                                 paragraph A. 1. (d) above per $1,000 interest
                                 in:
                                         Class A-1 Notes                                                      0.0000000
                                         Class A-2 Notes                                                      0.0000000

                           (j)   Prior to the Parity Date, from the Available
                                 Funds, to the Note Distribution Account the
                                 amount of the distribution set forth in
                                 paragraph A. 1. (a) above in respect of
                                 principal of:
                                         Class A-1 Notes                                                           0.00
                                         Class A-2 Notes                                                           0.00

                           (k)    The amount of the distribution set forth in
                                  paragraph A. 1. (j) above per $1,000 interest
                                  in:
                                         Class A-1 Notes                                                      0.0000000
                                         Class A-2 Notes                                                      0.0000000


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

              1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                           (a)  The Pool Balance at the close of business
                                   on the last day of the Monthly Period                                      97,395,201.41

                           (b)    The aggregate outstanding principal amount of
                                  each Class of Notes after giving effect to
                                  payments allocated to principal as set forth
                                  in Paragraph A.1 (c) and (j) above with
                                  respect to:
                                         Class A-1 Notes                                                      58,395,201.41
                                         Class A-2 Notes                                                      36,400,000.00

                           (c)    The Note Pool Factor for each Class of Notes
                                  after giving effect to the payments set forth
                                  in paragraph A.1 (c) with respect to:
                                         Class A-1 Notes                                                          0.6417055
                                         Class A-2 Notes                                                          1.0000000

                           (d)  The amount of aggregate Realized Losses for the
                                  second preceding Monthly Period                                              3,519,540.68

                           (e)  The aggregate Purchase Amount for all Receivables
                                  that were repurchased in the Monthly Period                                          0.00

              2.    SERVICING FEE

                           (a)  The aggregate amount of the Servicing Fee paid to the
                                  Servicer with respect to the preceding Monthly Period                          117,244.51

              3.    PAYMENT SHORTFALLS

                           (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                                  A. 1. (b) above with respect to:
                                         Class A-1 Notes                                                               0.00
                                         Class A-2 Notes                                                               0.00

                           (b)    The amount of the Noteholders' Interest
                                  Carryover Shortfall set forth in paragraph
                                  B.3. (a) above per $1,000 interest with
                                  respect to:
                                         Class A-1 Notes                                                          0.0000000
                                         Class A-2 Notes                                                          0.0000000

                           (c)    The amount of the Noteholders' Principal
                                  Carryover Shortfall after giving effect to the
                                  payments set forth in Paragraph A. 1. (b)
                                  above with respect to:
                                         Class A-1 Notes                                                               0.00
                                         Class A-2 Notes                                                               0.00

                           (d)    The amount of the Noteholders' Principal
                                  Carryover Shortfall set forth in Paragraph
                                  B.3. (a) above per $1,000 interest with
                                  respect to:
                                         Class A-1 Notes                                                          0.0000000
                                         Class A-2 Notes                                                          0.0000000


4.    TRANSFER OF SUBSEQUENT RECEIVABLES

              (a)    Aggregate amount on deposit in the Pre-Funding Account on
                     such Distribution Date after giving effect
                     to all withdrawals therefrom on such Distribution Date                                     0.00

              (b)    Aggregate amount on deposit in the Capitalized Interest
                     Account on such Distribution Date after giving effect to
                     all withdrawals therefrom on such Distribution
                     Date                                                                                       0.00

              (c)    Aggregate amount on deposit in the Pre-Funding Account on
                     the final Subsequent Transfer Date after giving effect to
                     all withdrawals therefrom on such
                     Distribution Date                                                                          0.00

              (d)    the amount set forth in paragraph B.4 (a) per $1,000
                     interest in:
                           Class A-1 Notes                                                                 0.0000000
                           Class A-2 Notes                                                                 0.0000000

              (e)    the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                                 0.0000000
                           Class A-2 Notes                                                                 0.0000000

              (f)    the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                                 0.0000000
                           Class A-2 Notes                                                                 0.0000000

              (g)      The Amount withdrawn from the Pre-Fund Account and
                       transferred to the Collection Account (included in
                       paragraph A .1 (c)):
                           Class A-1 Notes                                                                      0.00

              (h)    the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                           Class A-1 Notes                                                                 0.0000000

5.            (a)  The aggregate amount of collections by the Servicer
                     during the preceding Monthly Period                                                4,453,721.13

              (b)    The aggregate amount which was received by the Trust from
                     the Servicer during the preceding Monthly
                     Period                                                                             4,453,721.13

              (c)    The aggregate amount of reimbursements to the Security
                     Insurer during the preceding Monthly
                     Period                                                                                     0.00

              (d)    The amount of Receivables that are delinquent for over:
                            30 days                                                                     9,397,143.51
                            60 days                                                                     3,198,002.76
                            90 days                                                                     1,448,014.16

6.            Other Information
              Weighted Average Coupon (WAC)                                                                   19.120%

              Weighted Average Remaining Terms (WARM)                                                          46.16

                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.

                                THE  MONEY  STORE  AUTO  FINANCE  INC.



                                BY:               \s\ Harry Puglisi
                                    ------------------------------------
                                            HARRY  PUGLISI
                                            TREASURER



                                      (4)